SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002
(August 14, 2002)

AMBAC FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza New York, New York		10004
(Address of principal executive offices)		(Zip code)

(212) 668-0340
(Registrant’s telephone number, including area code)

Page 1 of 6 Pages

Index to Exhibits on Page 4

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit Number	Item

99.08	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings.

99.09	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings.

Item 9.    Regulation FD Disclosure

On August 14, 2002, Phillip B. Lassiter, the Principal Executive Officer, and Frank J. Bivona, the Principal Financial Officer, of Ambac Financial Group, Inc. (the “Registrant”) each signed a statement under oath regarding the facts and circumstances relating to Exchange Act filings of the Registrant. A copy of these statements is attached hereto as Exhibit 99.08 and Exhibit 99.09.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)

Dated: August 14, 2002	By: /s/ FRANK J. BIVONA
Frank J. Bivona Vice Chairman and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.08	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings.

99.09	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings.